UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

June 22, 2026
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On June 22, 2026, Ryan Cotterman, age 44, was appointed as Vice President, Chief Accounting Officer and principal accounting officer of Ingevity Corporation (the “Company”). Mr. Cotterman most recently served as Senior Director, Corporate Controller of Ralliant Corporation (NYSE: RAL), a publicly traded precision technology company spun off from Fortive Corporation (NYSE: FTV), which he joined in 2025. Prior to that, Mr. Cotterman served as Vice President, Corporate Controller of Cornerstone Building Brands, Inc. from 2023 to 2024. From 2017 to 2023, Mr. Cotterman held positions of increasing responsibility at Advance Auto Parts, Inc. (NYSE: AAP), most recently as Vice President, Assistant Controller. Earlier in his career, Mr. Cotterman spent 14 years with Ernst & Young LLP, rising to Assurance Services Senior Manager (2004–2017), where he led audits and initial public offerings for SEC-registered clients across the manufacturing, life sciences, technology, and SaaS sectors. Mr. Cotterman received a Bachelor of Science in Accounting from Le Moyne College. He is a Certified Public Accountant licensed in the State of North Carolina.
In connection with his appointment, Mr. Cotterman’s initial annual base salary will be $345,000, his initial annual bonus target will be 40% of base salary, and his initial long-term incentive opportunity will be 65% of base salary, which will commence in 2027. Mr. Cotterman will receive a one-time, sign-on cash bonus of $40,000 and an equity award of restricted stock units with a grant date target value of $150,000, vesting over a three-year period. Mr. Cotterman will be eligible to participate in standard Company benefit programs generally available to similarly situated employees.
There are no arrangements or understandings between Mr. Cotterman and any other persons pursuant to which he was selected as an officer, he has no family relationships with any of the Company’s directors or executive officers, and there are no transactions involving the Company and Mr. Cotterman that are required to be reported pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ RYAN C. FISHER
Ryan C. Fisher
Senior Vice President, General Counsel and Corporate Secretary
Date: June 24, 2026